EX-10.4

                         PROMISSORY NOTES EXTENSION

                                 TRI STAR
                      DIVERSIFIED VENTURES, L.L.C.


September 26, 2000


To: World Shopping Network, Inc.


Re:  Promissory Notes

Dear Gentlemen,

This letter is to serve as a notice that the loans between World
Shopping Network, Inc. and Tri Star Diversified Ventures, L.L.C., in the amount of $45,000 have been hereby extended until November 1st, 2000.

Sincerely,


/s/  Charles Woods
Charles Woods, CEO
Tri Star Deversified Ventures